                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                               FIXED INCOME FUND

                            GOVERNMENT MONEY MARKET
                                      FUND

                                   QUARTERLY

                                     REPORT

                             DECEMBER 31, 1999

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com
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                 (This page has been left blank intentionally.)

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                               TABLE OF CONTENTS

    FIXED INCOME FUND
            Performance Since Inception.........................         4
            Shareholder Letter..................................         5
            Schedule of Investments.............................         7

    GOVERNMENT MONEY MARKET FUND
            Shareholder Letter..................................        10
            Schedule of Investments.............................        11

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Fixed Income Fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended December 31, 1999.

                          VALUE OF      VALUE OF       VALUE OF
                          INITIAL      CUMULATIVE     CUMULATIVE     TOTAL      ANNUAL
                          $10,000     CAPITAL GAIN    REINVESTED   VALUE OF    RATE OF
      PERIOD ENDED       INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES      RETURN
      ------------       ----------   -------------   ---------     ------      ------
  Dec. 23, 1988          $ 10,000          --               --     $ 10,000         --
  Dec. 31, 1988             9,939          --               68       10,007         --
  Dec. 31, 1989            10,020          --              900       10,920        9.1%
  Dec. 31, 1990            10,232          12            1,661       11,905        9.0
  Dec. 31, 1991            10,625          13            2,597       13,235       11.4
  Dec. 31, 1992            10,557          13            3,396       13,966        5.5
  Dec. 31, 1993            10,820          14            4,258       15,092        8.1
  Dec. 31, 1994             9,961          13            4,763       14,737       -2.4
  Dec. 31, 1995            10,847          14            6,199       17,060       15.8
  Dec. 31, 1996            10,637          13            7,158       17,808        4.4
  Dec. 31, 1997            10,916          14            8,419       19,349        8.6
  Dec. 31, 1998            10,989          14            9,653       20,656        6.8
  Dec. 31, 1999            10,432          13           10,400       20,845        0.9

The Fixed Income Fund's average annual total return for the one, five and ten year periods ended December 31, 1999, was 0.9%, 7.2% and 6.7%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $10,535. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                      DECEMBER 31, 1999 - QUARTERLY REPORT

                                                                 January 5, 2000

Dear Fellow Shareholder:

      The Fixed Income Fund's total return for the fourth quarter of 1999 was +0.2%, bringing our total return for the year to +0.9%. This represents a combination of approximately +6.0% from net interest income (after deducting fees and expenses) and -5.1% from (unrealized) depreciation of our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

                                                   1 YEAR           5 YEARS
                                                -------------       -------
FIXED INCOME FUND                                        0.9%          7.2%
Average Intermediate Investment
  Grade Fixed Income Fund*                              -1.3%          6.8%

           *Source: Lipper Analytical Services

      The following table shows a profile of our portfolio as of December 31:

Average Maturity                 7.2 years
Average Duration                 4.3 years
Average Coupon                   7.0%
30-Day SEC Yield at 12-31-99     6.7%
Average Rating                   AA

INVESTMENT REVIEW

      The last two years have been unusually volatile ones for the bond market. In 1998, the Fed orchestrated a series of interest rate cuts to avert a possible worldwide liquidity crisis resulting in historic lows in interest rates. During 1999, as it became apparent that credit and world markets were on the mend, the Fed reversed course and began raising short-term interest rates in an effort to avert an outbreak of inflation. The result for 1999 was the second worst bond market on record. During this two-year period, long-term Treasury bond total returns swung from approximately +18% in 1998 to -13% in 1999 (Source: Bloomberg L.P.).

      Our strategy is to invest in a relatively short-term, high quality portfolio to capture most of the return available on long-term bonds while avoiding some of the volatility associated with longer-term bonds. As a result, our total returns during this volatile period were +6.8% in 1998 and +0.9% in 1999. Thus our two-year total return was +7.8% (100 x 1.009 = 100.9; 100.9 x 1.068 = 107.8) while long treasuries returned approximately +2.7% for the two years (100 x 1.18 = 118; 118 x .87 = 102.7). The effect is that we sacrificed some upside return in 1998 in exchange for greater long-term stability and comfort, as well as an approximately 5% additional cumulative return over the past two years.

      The market's action in 1999 reinforced our belief that correctly predicting interest rates involves more luck than skill. Our strategy will not insulate us completely from large swings in interest rates, but by investing in high quality, short- to intermediate-term bonds, we feel we can continue to capture most of the "coupon" returns of long-term bonds with less risk.

OUTLOOK

      While interest rates have climbed markedly over the past year in anticipation of rising inflation, actual inflation remains conspicuous by its absence. Through November, the core Consumer Price Index has risen 2%, lower than the same period a year ago. Economic growth has been strong, but productivity improvements have kept pace, possibly explaining inflation's good behavior.

      As we enter the year 2000, bond traders are paying as much attention to the stock market as to traditional economic indicators. Their fear is that the long bull market in stocks has created a "wealth effect" that threatens to over-stimulate the economy. This would lead to Federal Reserve tightening of credit and weak bond prices. Since we take a longer-term approach to bond investing, we tend to ignore this sort of speculation. In our opinion, 7% coupons on high-quality intermediate-term bonds, in a world of 2-3% inflation, will serve our investors well regardless of short-term changes in interest rates.

      If you have any questions about any of our investments or strategy, please feel free to call.

                              Best regards,

                              /s/ Wallace R. Weitz          /s/ Thomas D. Carney
                              Wallace R. Weitz              Thomas D. Carney
                              President, Portfolio Manager  Portfolio Manager

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                           FACE
       RATING             AMOUNT                                                                    COST          VALUE
---------------------   -----------                                                             ------------   ------------
                                      CORPORATE BONDS -- 30.2%
A                       $   500,000   Phillip Morris Notes 7.125% 8/15/02                       $    500,000   $    492,193
                            750,000   Superior Financial Corp. Sr. Notes 8.65% 4/01/03               750,000        725,635
A+                           48,000   Homeside, Inc. 11.25% 5/15/03                                   48,000         53,100
Ba2                       1,100,000   USA Networks, Inc. 7.0% 7/01/03                              1,083,671      1,144,000
A                         1,000,000   Countrywide Home Loans, Inc. 6.85% 6/15/04                     995,874        978,810
A+                        1,000,000   Ford Motor Credit Co. Notes 6.7% 07/16/04                      998,488        979,345
                            250,000   Local Financial Corp. 11.0% 9/08/04                            250,000        261,250
BBB                       1,000,000   ConAgra, Inc. Sub. Notes 7.4% 9/15/04                        1,000,000        998,959
BB-                         750,000   Century Communications Sr. Notes 9.5% 3/01/05                  796,601        755,625
A                           600,000   General Motors Acceptance Corp. Debs. 6.625% 10/15/05          597,831        577,982
BBB-                      1,000,000   Hilton Hotels Corp. Sr. Notes 7.95% 04/15/07                   967,328        942,794
BBB-                        500,000   Liberty Media Corp. Sr. Notes 7.875% 7/15/09                   502,191        498,558
BBB                         500,000   Harcourt General 6.5% 5/15/11                                  486,134        422,500
AA-                       1,000,000   Merrill Lynch 7.15% 7/30/12                                  1,000,000        948,248
AAA                           1,000   Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                     1,039          1,047
                                                                                                ------------   ------------
                                              Total Corporate Bonds                                9,977,157      9,780,046
                                                                                                ------------   ------------

                                      MORTGAGE-BACKED SECURITIES -- 23.3%
AAA                           8,825   Fannie Mae 11% 1/01/01 (Avg. Life 0.5 years)                     8,880          8,952
AAA                         336,071   Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19       333,432        337,074
                                        (Avg. Life 1.2 years)
AAA                          25,580   Freddie Mac 9.5% 9/01/03 (Avg. Life 1.6 years)                  25,580         26,268
AAA                         500,000   Fannie Mae REMIC Planned Amortization Class 6.5%               487,020        491,212
                                        10/25/18
                                        (Avg. Life 2.5 years)
AAA                       1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%            1,003,431        995,040
                                        8/15/20
                                        (Avg. Life 2.9 years)
AAA                         500,000   Freddie Mac REMIC Planned Amortization Class 6.65%             491,062        487,873
                                        9/15/21
                                        (Avg. Life 3.7 years)
AAA                       1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%            1,003,397        980,685
                                        9/15/09
                                        (Avg. Life 5.5 years)
AAA                       1,000,000   Freddie Mac REMIC Planned Amortization Class 6.75%             992,380        972,246
                                        12/15/21
                                        (Avg. Life 5.5 years)
AAA                       1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%              977,216        980,145
                                        4/15/21
                                        (Avg. Life 5.6 years)
AAA                         500,000   Freddie Mac REMIC Planned Amortization Class 7.0%              495,668        489,148
                                        7/15/21
                                        (Avg. Life 6.0 years)

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                           FACE
       RATING             AMOUNT                                                                    COST          VALUE
---------------------   -----------                                                             ------------   ------------
                                      MORTGAGE-BACKED SECURITIES -- (CONTINUED)
AAA                     $ 1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%         $  1,018,989   $    976,585
                                        8/15/21
                                        (Avg. Life 6.4 years)
AAA                         863,571   Fannie Mae 6.5% 6/01/18 (Avg. Life 6.7 years)                  862,560        826,685
                                                                                                ------------   ------------
                                              Total Mortgage-Backed Securities                     7,699,615      7,571,913
                                                                                                ------------   ------------

                                      TAXABLE MUNICIPAL BONDS -- 3.1%
AAA                         325,000   Baltimore Maryland 7.25% 10/15/05                              328,749        324,343
AAA                         500,000   Stratford Connecticut 6.55% 2/15/13                            500,000        455,278
AAA                          90,000   Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                           90,000         90,929
AAA                         120,000   Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                         120,000        121,248
                                                                                                ------------   ------------
                                              Total Taxable Municipal Bonds                        1,038,749        991,798
                                                                                                ------------   ------------

                                      U.S. GOVERNMENT AND AGENCY SECURITIES -- 35.8%
AAA                       2,000,000   Fannie Mae 5.75% 4/15/03                                     1,995,289      1,943,234
AAA                       1,000,000   Federal Home Loan Bank 5.125% 9/15/03                        1,000,000        946,093
AAA                         100,000   U.S. Treasury Note 8.25% 5/15/05                               102,867        101,156
AAA                       1,000,000   Freddie Mac 7.09% 6/01/05                                    1,000,317        984,126
AAA                       1,000,000   Fannie Mae 7.27% 8/24/05                                     1,000,263        989,645
AAA                       2,000,000   Federal Home Loan Bank 6.04% 9/08/05                         2,000,000      1,897,854
AAA                         500,000   Federal Home Loan Bank 6.44% 11/28/05                          500,473        488,061
AAA                         500,000   Freddie Mac 6.407% 2/22/06                                     497,644        478,638
AAA                       1,000,000   Fannie Mae 7.15% 10/11/06                                      991,516        975,313
AAA                       1,000,000   Fannie Mae 6.56% 11/26/07                                    1,000,000        949,941
AAA                       1,000,000   Fannie Mae 6.50% 3/19/08                                       993,018        946,477
AAA                       1,000,000   Freddie Mac 6.41% 7/15/13                                    1,012,886        895,754
                                                                                                ------------   ------------
                                              Total U.S. Government and Agency Securities         12,094,273     11,596,292
                                                                                                ------------   ------------

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

       RATING             SHARES                                                                    COST          VALUE
---------------------   -----------                                                             ------------   ------------
                                      COMMON STOCKS -- 0.5%
                             46,500   Hanover Capital Mortgage Holdings, Inc.                   $    410,555   $    162,750
                                                                                                ------------   ------------

                                      CONVERTIBLE PREFERRED STOCKS -- 2.8%
                             32,900   Redwood Trust, Inc. 9.74% Pfd. Class B                         878,023        892,412
                                                                                                ------------   ------------

                                      NON-CONVERTIBLE PREFERRED STOCKS -- 0.5%
B3                            5,000   Crown American Realty Trust 11% Pfd. Series A                  222,500        176,875
                                                                                                ------------   ------------

                           FACE
                          AMOUNT
                        -----------
                                      SHORT-TERM SECURITIES -- 2.3%
                        $   758,087   Wells Fargo Government Money Market Fund                       758,087        758,087
                                                                                                ------------   ------------
                                              Total Investments in Securities                   $ 33,078,959     31,930,173
                                                                                                ============   ------------
                                      Other Assets Less Liabilities -- 1.5%                                         498,640
                                                                                                               ------------
                                              Total Net Assets -- 100%                                         $ 32,428,813
                                                                                                               ============
                                              Net Asset Value Per Share                                        $      10.58
                                                                                                               ============

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                      DECEMBER 31, 1999 - QUARTERLY REPORT

                                                                 January 5, 2000

Dear Shareholder:

      Our Government Money Market Fund ended the year with a 7 and 30-day yield of 4.9%, approximately 1/2 percent higher than the last time we reported to you.

      The Federal Reserve raised its target for short-term interest rates once again in the fourth quarter, bringing the year-to-date increase in the fed funds rate to 3/4 percent. As we enter 2000, the Fed appears very concerned about the possibility of an overheating economy and the potential inflationary implications. With domestic demand strong and worldwide economies seemingly on the mend, it seems plausible that the Fed could raise short-term interest rates further in an attempt to ward off inflation.

      However, regardless of future rate fluctuations, our strategy is to invest in liquid short-term Government securities that have a weighted-average maturity of less than 90 days. And while it is impossible to predict what our fund will yield over the next year, it is possible that the return on our portfolio will increase over the ensuing months as short-term investments mature and we are able to reinvest at higher rates.

      If you have any question about the mechanics of the fund or our investment strategy, please feel free to call.

                              Best regards,

                              /s/ Wallace R. Weitz          /s/ Thomas D. Carney
                              Wallace R. Weitz              Thomas D. Carney
                              President, Portfolio Manager  Portfolio Manager

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                           FACE
       RATING             AMOUNT                                                                       VALUE
---------------------   -----------                                                                 -----------
                                      U.S. GOVERNMENT AND AGENCY SECURITIES -- 100.1%*
 AAA                    $22,500,000   U.S Treasury Bill 5.116% 1/20/00                              $22,440,652
 AAA                     11,500,000   Federal Home Loan Bank Discount Note 5.759% 4/19/00            11,307,796
                                                                                                    -----------
                                              Total U.S. Government and Agency Securities            33,748,448
                                                                                                    -----------

                                      SHORT-TERM SECURITIES -- 0.4%
                            122,888   Wells Fargo 100% Treasury Money Market Fund 4.677%                122,888
                                                                                                    -----------
                                              Total Investments in Securities (Cost $33,871,336)**   33,871,336
                                                                                                    -----------
                                      Other Liabilities in Excess of Other Assets -- (0.5%)            (151,463)
                                                                                                    -----------
                                              Total Net Assets -- 100%                              $33,719,873
                                                                                                    ===========

*Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**Cost is the same for Federal income tax purposes.

       WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

       BOARD OF DIRECTORS
          Lorraine Chang
          John W. Hancock
          Richard D. Holland
          Thomas R. Pansing, Jr.
          Delmer L. Toebben
          Wallace R. Weitz

       OFFICERS
          Wallace R. Weitz, President
          Mary K. Beerling, Vice-President & Secretary
          Linda L. Lawson, Vice-President
          Richard F. Lawson, Vice-President

       INVESTMENT ADVISER
          Wallace R. Weitz & Company

       DISTRIBUTOR
          Weitz Securities, Inc.

       CUSTODIAN
          Norwest Bank Minnesota, N.A.

       TRANSFER AGENT AND DIVIDEND PAYING AGENT
          Wallace R. Weitz & Company

       SUB-TRANSFER AGENT
          National Financial Data Services, Inc.

       This report has been prepared for the
       information of the shareholders of Weitz
       Series Fund, Inc. - Fixed Income Fund and
       Government Money Market Fund. For more
       detailed information about the Funds, their
       investment objectives, management, fees and
       expenses, please see a current prospectus. This
       report is not authorized for distribution to
       prospective investors unless preceded or
       accompanied by a current prospectus.
          01/24/2000
          512122